                            TRANSFER AGENCY AGREEMENT

         AGREEMENT, made as of February 24, 1998, by and between EAGLE-PICHER HOLDINGS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), and THE BANK OF NEW YORK, a New York banking corporation (hereinafter referred to as the "Bank").

                                   WITNESSETH:

         That for and in consideration of the mutual promise hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                           INCORPORATION BY REFERENCE

         SECTION 1.01. Certificate of Designation. The terms and provisions contained in the Certificate of Designations, Preferences and Rights of the Senior Preferred Stock (the "Certificate of Designation") shall constitute, and are hereby expressly made, a part of this Transfer Agency Agreement and to the extent applicable, the Corporation and the Transfer Agent, by their execution and delivery of this Transfer Agency Agreement, expressly agree to such terms and provisions and to be bound thereby.

                                    ARTICLE 2
                                   DEFINITIONS

         SECTION 2.01. Definitions. (a) Whenever used in this Agreement, the following words and phrases shall have the following meanings;

         "Business Day" shall be deemed to be each day on which the Bank is open for business.

         "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Bank by the









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Corporation which is signed by any Officer, as hereinafter defined and actually received by the Bank.

         "Officer" shall be deemed to be the Corporation's Chief Executive Officer, President, any Vice President, the Secretary, the Treasurer, the Controller, any Assistant Treasurer, and any Assistant Secretary duly authorized by the Board of Directors of the Corporation to execute any Certificate, instruction, notice or other instrument on behalf of the Corporation and named in a Certificate, as such Certificate may be amended from time to time.

         "Shares" shall mean all or any part of each class of the shares of capital stock of the Corporation which from time to time are authorized and/or issued by the Corporation and identified in a Certificate of the Secretary of the Corporation under corporate seal, as such Certificate may be amended from time to time with respect to which the Bank is to act hereunder.

          (b) Capitalized terms used but not otherwise defined herein or in
Schedule I have the meanings assigned to them in the Certificate of Designation.

                                    ARTICLE 3
                               APPOINTMENT OF BANK

         SECTION 3.01.  Appointment of Bank.

          (a) The Corporation hereby constitutes and appoint the Bank as its registrar and transfer agent to perform the services described herein and as more particularly described in Schedule I attached hereto (the "Services"), and the Bank hereby accepts appointment as such registrar and transfer agent and agrees to perform the Services in accordance with the terms hereinafter set forth.

          (b) In connection with such appointment, the Corporation shall deliver the following documents to the Bank:

           (i) A certified copy of the Certificate of Incorporation or other document evidencing the Corporation's form of organization (the "Charter") and all amendments thereto;

           (ii) A certified copy of the By-Laws of the Corporation;


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           (iii) A certified copy of a resolution of the Board of Directors of the Corporation appointing the Bank to perform the Services and authorizing the execution and delivery of this Agreement;

           (iv) A certificate signed by the Secretary of the Corporation specifying: the number of authorized Shares, the number of such authorized Shares issued and currently outstanding, and the names and specimen signatures of all persons duly authorized by the Board of Directors of the Corporation to execute any Certificate on behalf of the Corporation, as such Certificate may be amended from time to time;

           (v) A Specimen Share certificate for each class of Shares in the form approved by the Board of Directors of the Corporation, together with a Certificate signed by the Secretary of the Corporation as to such approval and covenanting to supply a new such Certificate and specimen whenever such form shall change;

           (vi) An opinion of counsel for the Corporation in a form satisfactory to the Bank with respect to the validity of the authorized and outstanding Shares, the obtaining of all necessary governmental consents, whether such Shares are fully paid and non-amended, and any other applicable law or regulation (i.e., if subject to registration, that they have been registered and that the Registration Statement has become effective or, if exempt, the specific grounds therefor);

           (vii) A list of the name, address, social security or taxpayer identification number of each Shareholder, number of Shares owned, certificate numbers, and whether any "stops" have been placed; and

           (viii) An opinion of counsel for the Corporation, in a form satisfactory to the Bank, with respect to the due authorization by the Corporation and the validity and effectiveness of the use of facsimile signatures by the Bank in connection with the countersigning and registering of Share certificates of the Corporation.

          (c) In the event that the Shares are issued in certificated form, the Corporation shall furnish the Bank with a sufficient supply of blank Share certificates and from time to time will renew such supply upon request of the Bank. Such blank Share certificates shall be properly signed, by facsimile or otherwise, by Officers of the Corporation authorized by law or by the By-Laws to sign Share certificates, and, if required, shall bear the corporate seal or a facsimile thereof.


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                                    ARTICLE 4
                      AUTHORIZATION AND ISSUANCE OF SHARES

         SECTION 4.01.  Authorization and Issuance of Shares.

          (a) The Corporation shall deliver to the Bank the following documents on or before the effective date of any increase, decrease or other change in the total number of Shares authorized to be issued:

           (i) A certified copy of the amendment to the Charter giving effect to such increase, decrease or change;

           (ii) An opinion of counsel for the Corporation, in a form satisfactory to the Bank, with respect to the validity of the Shares, the obtaining of all necessary governmental consents, whether such Shares are fully paid and non-assessable and the status of such shares under the Securities Act of 1933, as amended, and any other applicable federal law or regulations (i.e. if subject to registration, that they have been registered and that the Registration Statement has become effective or, if exempt, the specific ground therefor); and

           (iii) In the case of an increase, if the appointment of the Bank was theretofore expressly limited, a certified copy of a resolution of the Board of directors of the Corporation increasing the authority of the Bank.

          (b) Prior to issuance of any additional Shares pursuant to stock dividends, stock splits or otherwise, and prior to any reduction in the number of Shares outstanding, the Corporation shall deliver the following documents to the Bank:

           (i) A certified copy of the resolutions adopted by the Board of Directors and/or the shareholders of the Corporation authorizing such issuance of additional Shares of the Corporation or such reduction, as the case may be;

           (ii) A certified copy of the order or consent of each governmental or regulatory authority required by law as a prerequisite to the issuance or reduction of such Shares, as the case may be, and an opinion of counsel for the Corporation that no other order or consent is required; and


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           (iii) An opinion of counsel for the Corporation, in a form satisfactory to the Bank, with respect to the validity of the Shares, the obtaining of all necessary governmental consents, whether such Shares are fully paid and non-assessable and the status of such Shares under the Securities Act of 1933, as amended, and any other applicable law or regulation (i.e. if subject to registration, that they have been registered and that the Registration Statement has become effective, or, if exempt, the specific ground therefor).

                                    ARTICLE 5
                     RECAPITALIZATION OR CAPITAL ADJUSTMENT

         SECTION 5.01.  Recapitalization or Capital Adjustment.

          (a) In the case of any negative stock split, recapitalization or other capital adjustment requiring a change in the form of Share certificates the Bank will issue share certificates in the new form in exchange for, or upon transfer of, outstanding Share certificates in the old form, upon receiving:

           (i) A Certificate authorizing the issuance of Share certificates in the new form;

           (ii) A certified copy of any amendment to the Charter with respect to the change;

           (iii) Specimen share certificates for each class of Shares in the new form approved by the Board of Directors of the Corporation, with a certificate signed by the Secretary of the Corporation as to such approval;

           (iv) A certified copy of the order or consent of each governmental or regulatory authority required by law asa prerequisite to the issuance of the Shares in the new form, and an opinion of counsel for the Corporation that the order or consent of no other governmental or regulatory authority is required; and

           (v) An opinion of counsel for the Corporation, in a form satisfactory to the Bank, with respect to the validity of the Shares in the new form, the obtaining of all necessary governmental consents, whether such Shares are fully pain and non-assessable and the status of such Shares under the Securities Act of 1933, as amended, and any other applicable


                                       5







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          law or regulation (i.e. if subject to registration , that the Shares have been registered and that the Registration Statement has become effective or , if exempt, the specific grounds therefore).

          (b) The Corporation shall furnish the Bank with a sufficient supply of blank Share certificates in the new form, and from time to time will replenish such supply upon the request of the Bank. Such bank Share certificates shall be properly signed, by facsimile or otherwise, by Officers of the Corporation authorized by law of by the By-Laws to sign Share certificates and, if required, shall bear the corporate seal or a facsimile thereof.

                                    ARTICLE 6
                         ISSUANCE AND TRANSFER OF SHARES

         SECTION 6.01.  Issuance and Transfer of Certificated Shares.

          (a) The Bank will issue Share certificates upon receipt of a Certificate from an Officer, but shall not be required to issue Share certificates after it has received from an appropriate federal or state authority written notification that the sale of Shares has been suspended or discontinued, and the Bank shall be entitled to rely upon such written notification. The Bank shall not be responsible for the payment of any original issue or other taxes required to be paid by the Corporation in connection with the issuance of any Shares.

          (b) Shares will be transferred upon presentation to the Bank of Share certificates in form deemed by the Bank properly endorsed for transfer, accompanied by such documents as the Bank deems necessary to evidence the authority of the person making such transfer, and bearing satisfactory evidence of the payment of applicable stock transfer taxes. In the case of small estates where no administration is contemplated, the Bank any, when furnished with an appropriate surety bond, and without further approval of the Corporation, transfer Shares registered in the name of the descendants where the current market value of the Shares being transferred does not exceed such amount as may from time to time be prescribed by the various states. The Bank reserves the right to refuse to transfer Shares until it is satisfied that the endorsement on Share certificates are valid and genuine, and for that purpose it may require, unless otherwise instructed by an Officer of the Corporation, a guaranty of signature by an "eligible guarantor institution" meeting the requirements of the Bank, which requirements include member ship or participation in STAMP or such other "signature guarantee program" as may be determined by the Bank in addition to, or in substitution for,


                                       6







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STAMP, all in accordance with the Securities Exchange At of 1934, as amended.
The bank also reserves the right to refuse to transfer Shares until it is satisfied that there is no basis to any claims adverse to such transfer. The Bank may, in effecting transfers of Shares, rely upon those provisions of the Uniform Act for the Simplification of Fiduciary Security Transfers or the Uniform Commercial code, as the same may be amended from time to time, applicable to the transfer of securities, and the Corporation shall indemnify the Bank for any act done or omitted by it in good faith in reliance upon such laws.

          (c) All certificates representing Shares that are subject to restrictions on transfer (e.g. securities acquired pursuant to an investment representation, securities held by controlling person, securities subject to stockholders' agreement, etc.), shall be stamped with a legend describing the extent and conditions of the restrictions or referring to the source of such restrictions. The Bank assumes no responsibility with respect to the transfer of restricted securities where counsel for the Corporation advises that such transfer may be properly effected.

         SECTION 6.02. Issuance and Transfer of Global Shares. Global Shares shall be issued and transferred as set forth on Schedule I.

                                    ARTICLE 7
                           DIVIDENDS AND DISTRIBUTIONS

         SECTION 7.01.  Dividends and Distributions.

          (a) The Corporation shall furnish to the Bank a copy of a resolution of its Board of Directors, certified by the Secretary or any Assistant Secretary either (i) setting forth the date of the declaration of a dividend or distribution, the date of accrual or payment, as the case may be, the record date as of which shareholders entitled to payment, or accrual, as the case may be shall be determined the amount per Share of such dividend or distribution, the payment date on which all previously accrued and unpaid dividends are to be paid, and the total amount, if any, payable to the Bank on such payment date, or
(ii) authorizing the declaration of dividends and distributions of a periodic basis and authorizing the Bank to rely on a Certificate setting forth the information described in subsection (iii) of this paragraph.

          (b) Prior to the payment date specified in such certificate or resolution, as the case may be, the Corporation shall, in the case of a cash dividend or


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distribution, pay to the Bank an amount of cash, sufficient for the Bank to make the payment, specified in such Certificate or resolution, to the shareholders of record as of such payment date. The Bank will, upon receipt of any such cash,
(i) in the case of shareholders who are participants in a dividend reinvestment and/or cash purchase plan of the Corporation, reinvest such cash dividends or distributions in accordance with the terms of such plan, and (ii) in the case of shareholders who are not participants in any such plan, make payment of such cash dividends or distributions to the shareholders of record as of the record date by mailing a check, payable to the registered shareholder, to the address of record or dividend mailing address. The Bank shall not be liable for any improper payment made in accordance with a Certificate or resolution described in the preceding paragraph. If the Bank shall not receive sufficient such prior to the payment date to make payments of any cash dividend of distribution pursuant to subsections (i) and (ii) above to all shareholders of the Corporation as of the record date, the Bank shall, upon notifying the Corporation, withhold payment to all shareholders of the Corporation as of the record date until sufficient cash is provided to the Bank.

          (c) It is understood that the Bank shall in no way be responsible for the determination of the rate or form of dividends or distributions due to the shareholders.

          (d) It is understood that the Bank shall file such appropriate information returns concerning the payment of dividends and distributions with the proper federal, state and local authorities as are required by law to be filed by the Corporation but shall in no way be responsible for the collection or withholding of taxes due on such dividends or distributions due to shareholders, except and only to the extent required of it by applicable law.

                                    ARTICLE 8
                           CONCERNING THE CORPORATION

         SECTION 8.01.  Concerning the Corporation.

          (a) The Corporation shall promptly deliver to the Bank written notice of any change in the Officers authorized to sign Share certificates, Certificates, notifications or requests, together with a specimen signature of each new Officer. in the event any Officer who shall have signed manually or whose facsimile signature shall have been affixed to blank Share certificates shall die, resign or be removed prior to issuance of such Share certificate, the Bank may issue such


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Share certificates as the Share certificates of the Corporation notwithstanding such death, resignation or removal and the Corporation shall promptly deliver to the bank such approvals, adoptions or ratifications as may be required by law.

          (b) Each copy of the Charter of the Corporation and copies of all amendments thereto shall be certified by the Secretary of State (or other appropriate official) of the state of incorporation, and is such Charter and/or amendments are required by law also to be filed with a county or other officer or official body, a certificate of such filing shall be filed with a certified copy submitted to the Bank. Each copy of the By-Laws and copies of all amendments thereto, and copies of resolutions of the Board of Directors of the Corporation, shall be certified by the Secretary or an Assistant Secretary of the Corporation under the corporate seal.

          (c)   Corporation hereby represents and warrants:

           (i) It is a corporation duly organized and validly existing under the laws of Delaware.

           (ii) This Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of Corporation. The execution, delivery and performance of the Agreement by Corporation do not and will not violate any applicable law or regulation and do not require the consent of any governmental or other regulatory body except for such consents and approvals as have been obtained and are in full force and effect.

                                    ARTICLE 9
                               CONCERNING THE BANK

         SECTION 9.01.  Concerning the Bank.

          (a) The Bank shall not be liable and shall be fully protected in acting upon any oral instruction, writing, or document reasonably believed by it to be genuine and to have been given, signed or made by the proper person or persons and shall not be held to have any notice of any change of authority of any person until receipt of written notice thereof from an Officer of the Corporation. It shall also be protected in processing Share certificates which it reasonably believes to bear the proper manual of facsimile signatures of the duly authorized Officer of Officers of the Corporation and the proper countersignature of the Bank.


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          (b) The Bank may establish such additional procedures, rules and regulations governing the transfer or registration of Share certificates as it may deem advisable and consistent with such rules and regulations generally adopted by bank transfer agents.

          (c) The Bank may keep such records as it deems advisable but not inconsistent with resolutions adopted by the Board of Directors of the Corporation. The Bank may deliver to the Corporation from time to time at its discretion, for safekeeping or disposition by the Corporation in accordance with law such records, papers, Share certificates which have been canceled in transfer or exchange and other documents accumulated in the execution of its duties hereunder as the Bank may deem expedient, other than those which the Bank is itself required to maintain pursuant to applicable laws and regulations, and the Corporation shall assume all responsibility for any failure thereafter to produce any record, paper, canceled Share certificate or other document so returned, if and when required. The records maintained by the Bank pursuant to this paragraph which have not been previously delivered to the Corporation pursuant to the foregoing provisions of the paragraph shall be considered to be the property of the Corporation, shall be made available upon request for inspection by the Officers, employees and auditors of the Corporation, and shall be delivered to the Corporation upon request and in any event upon the date of termination of this Agreement, as specified in Article IX of the Agreement, in the form and manner kept by the Bank on such date of termination or such earlier date as may be requested by the Corporation.

          (d) The Bank may employ agents or attorneys-in-fact at the expense of the Corporation, and shall not be liable for any loss or expense arising out of, or in connection with, the actions or omissions to act of its agents or attorneys-in-fact, so long as the Bank acts in good faith and without negligence or willful misconduct in connection with the selection of such agents or attorneys-in-fact.

          (e) The Bank shall only be liable for any loss or damage arising out of its own negligence or willful misconduct; provided, however, that the Bank shall not be liable for any indirect, special, punitive or consequential damages.

          (f) The Corporation shall indemnify and hold harmless the Bank from and against any and all claims (whether with or without basis in fact or law), costs, demands, expenses and liabilities, including reasonable attorney's fees, which the Bank may sustain or incur or which may be asserted against the Bank except for any liability with the Bank has assumed pursuant to the immediately preceding section. The Bank shall be deemed not to have acted with negligence and not to have engaged in willful misconduct by reason of or as a result of any


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action taken or omitted to be taken by the Bank without its own negligence or willful misconduct in reliance upon (i) any provision of this Agreement, (ii) any instrument, order or Share certificate reasonably believed by it to be genuine and to be signed, countersigned or executed by any duly authorized Officer of the Corporation, (iii) any Certificate or other instructions of an Officer, (iv) any opinion of legal counsel for the Corporation or the Bank, or
(v) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed. Nothing contained herein shall limit or in any way impair the right of the Bank to indemnification under any other provision of the Agreement.

          (g) Specifically, but not by way of limitation, the Corporation shall indemnify and hold harmless the Bank from and against any and all claims (whether with or without basis in fact or law), costs, demands, expenses and liabilities, including reasonable attorney's fees, of any and every nature which the Bank may sustain or incur or which may be asserted against the Bank in connection with the genuiness of a Share certificate, the Bank's due authorization by the Corporation to issue Shares and the form and amount of authorized Shares.

          (h) At any time the Bank may apply to an Officer of the Corporation for written instructions with respect to any matter arising in connection with the Bank's duties and obligations under this Agreement, and the Bank shall not be liable for any action taken or omitted to be taken by the Bank in good faith in accordance with such instructions. Such application by the Bank for instructions from an officer of the Corporation may, at the option of the Bank, set forth in writing any action proposed to be taken or omitted to be taken by the Bank with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and the Bank shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, the Bank has received written instructions in response to such application specifying the action to be taken or omitted. The Bank may consult counsel to the Corporation or its own counsel, at the expense of the Corporation, and shall be fully protected with respect to anything done or omitted by it in good faith in accordance with the advice or opinion of such counsel.

          (i) When mail is used for delivery of non-negotiable Share certificates, the value of which does not exceed the limits of the Bank's Blanket Bond, the Bank shall send such non-negotiable Share certificates by first class mail, and such deliveries will be covered while in transit by the Bank's Blanket Bond. Nonnegotiable Share certificates, the value of which exceed the limits of the Bank's


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Blanket Bond, will be sent by insured registered mail. Negotiable Shares certificates returned as undeliverable after being mailed as herein provided for.

          (j) The Bank may issue new Share certificate in place of share certificates represented to have been lost, stolen or destroyed upon receiving instructions in writing from an Officer and indemnity satisfactory to the Bank. Such instructions from the Corporation shall be in such form as approved by the Board of Directors of the Corporation in accordance with applicable law or the By-Laws of the Corporation governing such matters. If the Bank receives written notification from the owner of the lost, stolen or destroyed Share certificate within a reasonable time after he has notice of it, the Bank shall promptly notify the Corporation and shall act pursuant to written instructions signed by an Officer. If the Corporation receives such written notification from the owner of the lost, stolen or destroyed Share certificate within a reasonable time after he has notice of it, the Corporation shall promptly notify the Bank and the Bank shall act pursuant to written instructions signed by an Officer. The Bank shall not be liable for any act done or omitted by it pursuant to the written instructions described herein. The Bank may issue new Share certificates in exchange for, and upon surrender of mutilated Share certificates.

          (k) The Bank will issue and mail subscription warrants for Shares, Shares representing stock dividends, exchanges or splits, or act as conversion agent upon receiving written instruction from an officer and such other documents as the Bank my deem necessary.

          (l) The Bank will supply shareholder lists to the Corporation from time to time upon receiving a request therefor from an Officer of the Corporation.

          (m) In the case of any requests or demands for the inspection of the shareholder records of the Corporation, the Bank will notify the Corporation and endeavor to secure instructions from and Officer as to such inspection. The Bank reserves the right, however to exhibit the shareholder record to any person whenever it is advised by its counsel that there is a reasonable likelihood that the Bank will be held liable for the failure to exhibit the shareholder records to such person.

          (n) At the request of an Officer, the Bank will address and mail such appropriate notices to shareholders as the Corporation may direct.

          (o) Notwithstanding any provisions of this Agreement to the contrary, the Bank shall be under no duty or obligation to inquire into, and shall not be liable for:


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           (i) The legality of the issue, sale or transfer of any shares, the sufficiency of the amount to be received in connection therewith, or the authority of the Corporation to request such issuance, sale or transfer;

           (ii) The legality of the purchase of an Shares, the sufficiency of the amount to be paid in connection therewith, or the authority of the Corporation to request such purchase;

           (iii) The legality of the declaration of any dividend by the Corporation, or the legality of the issue of any Shares in payment of any stock dividend; or

           (iv) The legality of any recapitalization or readjustment of the Shares.

          (p) The Bank shall be entitled to receive and the Corporation hereby agrees to pay to the Bank for its performance hereunder (i) out-of-pocket expenses (including reasonable legal expenses and attorney's fees) incurred in connection with this Agreement and its performance hereunder, and (ii) the compensation for services as set forth in Schedule I.

          (q) The Bank shall not be responsible for any money, whether or not represented by any check, draft or other instrument for the payment of money, received by it on behalf of the Corporation, until the Bank actually receives and collects such funds.

          (r) The Bank shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against the Bank in connection with this Agreement.

                                   ARTICLE 10
                            AMENDMENT AND TERMINATION

         SECTION 10.01. Amendments and Supplements. This Transfer Agency Agreement may be amended or supplemented in accordance with the provisions relating to amendments and supplements of the Certificate of Designation set forth in Section 17 of the Certificate of Designation.


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         SECTION 10.02. Termination. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less that 60 days after the date of receipt of such notice. In the event such notice is given by the Corporation, it shall be accompanied by a copy of a resolution of the Board of Directors of the Corporation, certified by the Secretary, electing to terminate this Agreement and designating a successor transfer agent or transfer agents. In the event such notice is given by the Bank, the Corporation shall, on or before the termination date, deliver to the Bank a dopy of a resolution of its Board of Directors certified by the Secretary designating a successor transfer agent or transfer agents. In the absence of such designation by the Corporation, the Bank may designate a successor transfer agent. If the Corporation fails to designate a successor Transfer agent and if the Bank is unable to find a successor transfer agent, the Corporation shall, upon the date specified in the notice of termination of this Agreement and delivery of the records maintained hereunder, be deemed to bet its own transfer agent and the Bank shall thereafter be relieved of all duties and responsibilities hereunder. Upon termination hereof, the Corporation shall pay to the Bank such compensation as may be due to the Bank for any disbursements and expenses made or incurred by the Bank and payable or reimbursable hereunder.

                                   ARTICLE 11
                                  MISCELLANEOUS

         SECTION 11.01.  Miscellaneous.

          (a) The indemnities contained herein shall be continuing obligations of the Corporation, its successors and assigns, notwithstanding the termination of this Agreement.

          (b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Corporation shall be sufficiently given if addressed to the Corporation and mailed or delivered to it at The Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, Facsimile: (513) 721-7010, Attention: President, or at such other place as the Corporation may from time to time designate in writing.

          (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Bank shall be sufficiently given if addressed to the Bank and mailed or delivered to it at its office at 101 Barclay Street (22W),


                                       14







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New York, NY 10286 or at such other place as the Bank may from time to time designate in writing.








                                       15

         IN WITNESS WHEREOF, the parties have caused this Transfer Agency Agreement to be duly executed as of the date and year first written above.

                                             EAGLE-PICHER HOLDINGS, INC.

                                             By: /s/ JOEL P. WYLER
                                                --------------------------------
                                                 Name: Joel P. Wyler
                                                 Title: President

                                             THE BANK OF NEW YORK

                                             By:
                                                --------------------------------
                                                 Name:
                                                 Title:

         IN WITNESS WHEREOF, the parties have caused this Transfer Agency Agreement to be duly executed as of the date and year first written above.

                                             EAGLE-PICHER HOLDINGS, INC.

                                             By:
                                                --------------------------------
                                                 Name:
                                                 Title:

                                             THE BANK OF NEW YORK

                                             By: /s/ RALPH CHIANESE
                                                --------------------------------
                                                 Name: Ralph Chianese
                                                 Title: Vice President

                                   SCHEDULE I
                      SERVICES TO BE PERFORMED BY THE BANK

The Bank agrees to comply with the following provisions:

         SECTION 1. Form and Dating of Senior Preferred Stock. (a) The Senior Preferred Stock shall be substantially in the form of Exhibit A to the Certificate of Designation, bearing such legends as are required pursuant to this Section. The Senior Preferred Stock may have notations, legends or endorsements required by law, stock exchange rule or usage.

         Senior Preferred Stock offered and sold to QIBs in reliance on Rule 144A ("RULE 144A SHARES") shall be issued initially in the form of one or more Global Shares in definitive, fully registered form, substantially in the form of Exhibit A to the Certificate of Designation, bearing such legends as are required pursuant to this Section (the "RESTRICTED GLOBAL SHARES"), will be deposited on the Issue Date with, or on behalf of, the Depositary and registered in the name of Cede & Co., as nominee of the Depositary (such nominee being referred to herein as the "GLOBAL SHARE HOLDER"), duly executed by the Corporation.

         Any person having a beneficial interest in the Global Shares may, upon request to the Bank, exchange such beneficial interest for Senior Preferred Stock in definitive form (each a "CERTIFICATED SHARE"). Upon any such issuance, the Bank is required to register such Certificated Share in the name of, and cause the same to be delivered to, such persons or persons (or the nominee of any thereof). Such Certificated Share will be issued in fully registered form and will be subject to transfer restrictions (a "RESTRICTED CERTIFICATE SHARE"). In addition, if (i) the Corporation notifies the Bank in writing that the Depositary is no longer willing or able to act as a depositary and the Corporation is unable to locate a qualified successor within 90 days or (ii) the Corporation, at its option, notifies the Bank in writing that it elects to cause the issuance of Certificated Shares, then, upon surrender by the relevant Global Share Holder of its Global Share, Certificated Shares will be issued to each person that such Global Share Holder and the Depositary identify as being the beneficial owner of the related Senior Preferred Stock.

         Unless and until a Restricted Share is exchanged for a New Share in connection with an effective Registration pursuant to the Registration Rights Agreement, each Restricted Global Share shall bear the "Securities Act Legend" as set forth below on the face thereof:







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         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY
         ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY
         (1) BY ITS ACQUISITION HEREOF REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (X) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (Y) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (X) ABOVE."

          (b) Each Global Share, whether or not a New Share, shall also bear the following legend on the face thereof:

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         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR
         IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
         ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.

         SECTION 2. Book-entry Provisions for Global Shares. (a) The Restricted Global Shares initially shall (i) be registered in the name of the Depositary for such Global Shares or the nominee of such Depositary, (ii) be delivered to the Bank, as custodian for such Depositary, and (iii) bear legends as set forth in Section 1.

         Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Transfer Agency Agreement with respect to any Restricted Global Share held on their behalf by the Depositary, or the Bank, as its custodian, or under such Restricted Global Share, and the Depositary may be treated by the Corporation, the Bank and any other agent of the Corporation or the Bank as the absolute owner of such Global Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Bank or any other agent of the Corporation or the Bank, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of Preferred Stock.

          (b) Transfers of a Restricted Global Share shall be limited to transfers of such Global Share in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Restricted Global Share may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3. In addition, Restricted Certificated Shares shall be transferred to all beneficial owners in exchange for their beneficial interests in the Restricted Global Share, respectively, if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary for the Restricted Global Shares, as the case may be, and a successor depositary is not appointed by the Corporation within 90 days of such notice or (ii) a Matured Mandatory Redemption Event of which the Bank has actual notice has occurred and is continuing and the Bank has received a request from the Depositary to issue such Certificated Shares.

          (c) Any beneficial interest in one of the Global Shares that is transferred to a person who takes delivery in the form of an interest in the other Global Share will, upon transfer, cease to be an interest in such Global Share and become an interest in the other Global Share and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Share for as long as it remains such an interest.

          (d) In connection with any transfer of a portion of the beneficial interests in the Global Shares to beneficial owners pursuant to paragraph (b) of this Section, the Bank shall reflect on its books and records the date and a decrease in the Liquidation Preference of the Global Shares in an amount equal to the Liquidation Preference of the beneficial interest in the Global Shares to be transferred, and the Corporation shall execute, and the Bank shall deliver, one or more Certificated Shares of like tenor and Liquidation Preference.

          (e) In connection with the transfer of all Restricted Global Shares to beneficial owners pursuant to paragraph (b) of this Section, the Restricted Global Shares, as the case may be, shall be deemed to be surrendered to the Bank for cancellation, and the Corporation shall execute, and the Bank shall deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Restricted Global Shares, as the case may be, an equal aggregate Liquidation Preference of Certificated Shares or, of authorized denominations.

          (f) Any Certificated Shares delivered in exchange for an interest in a Restricted Global Share pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph (b) of Section 3, bear the legend regarding transfer restrictions applicable to the Restricted Certificated Shares set forth in Section 1.

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





          (g) The registered holder of a Global Share may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Transfer Agency Agreement or Preferred Stock.

         SECTION 3. Special Transfer Provisions. Unless and until a Restricted Share is exchanged for a New Share in connection with an effective Registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Certificated Share or an interest in a Restricted Global Share to a QIB:

           (i) If the Preferred Stock to be transferred consists of (x) Restricted Certificated Shares, the Bank shall register the transfer, if such transfer is being made by a proposed transferor who has advised the Corporation and the Bank in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Corporation and the Bank in writing, that it is purchasing the Preferred Stock for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representation in order to claim the exemption from registration provided for by Rule 144A or (y) an interest in the Restricted Global Share, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

           (ii) If the proposed transferee is an Agent Member, and the Preferred Stock to be transferred consists of Restricted Certificated Shares, upon receipt by the Bank of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Bank's procedures, the Bank shall reflect on its books and records the date and an increase in the Liquidation Preference of the Restricted Global Shares in an amount equal to the Liquidation Preference of the Restricted Certificated Shares to be transferred and the Bank shall cancel the Restricted Certificated Shares so transferred.

          (b) Securities Act Legend. Upon the transfer, exchange or replacement of shares of Senior Preferred Stock not bearing the Securities Act Legend, the Bank shall deliver shares of Senior Preferred Stock that do not bear the Securities Act Legend. Upon the transfer, exchange or replacement of shares of Senior Preferred Stock bearing the Securities Act Legend, the Bank shall deliver only shares of Senior Preferred Stock that bear the Securities Act Legend unless there is delivered to the Bank an Opinion of Counsel reasonably satisfactory to the Corporation and the Bank to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (c) General. By its acceptance of any share of Senior Preferred Stock bearing the Securities Act Legend, each Holder of such a share of Senior Preferred Stock acknowledges the restrictions on transfer of such share of Senior Preferred Stock set forth in this Transfer Agency Agreement and in the Securities Act Legend and agrees that it will transfer such share of Senior Preferred Stock only as provided in this Transfer Agency Agreement. The Bank shall not register a transfer of any share of Senior Preferred Stock unless such transfer complies with the restrictions on transfer of such share of Senior Preferred Stock set forth in this Transfer Agency Agreement. In connection with any transfer of shares of Senior Preferred Stock, each Holder agrees by its acceptance of the shares of Senior Preferred Stock to furnish the Bank or the Corporation such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Bank shall not be required to determine (but may rely on a determination made by the Corporation with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Bank shall retain copies of all letters, notices and other written communications received pursuant to Section 2 or this Section 3. The Corporation shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Bank.

         SECTION 4. Treasury Senior Preferred Stock. In determining whether the Holders of the required Liquidation Preference of Senior Preferred Stock have concurred in any direction, waiver or consent, shares of Senior Preferred Stock owned by the Corporation or any Affiliate of the Corporation shall be considered as though they are not outstanding; provided, however, that for the purposes of determining whether the Bank shall be protected in relying on any such direction, waiver or consent, only shares of Senior Preferred Stock that the Bank knows are so owned shall be so disregarded. Notwithstanding the foregoing, Senior

Preferred Stock that the Corporation or any Affiliate of the Corporation offers to purchase or acquires pursuant to an exchange offer, tender offer or otherwise shall not be deemed to be owned by the Corporation or any Affiliate of the Corporation until legal title to such Senior Preferred Stock passes to the Corporation or such Affiliate, as the case may be.

         SECTION 5. Cancellation. Holders shall surrender shares of Senior Preferred Stock for cancellation to the Bank. The Corporation at any time may deliver Senior Preferred Stock to the Bank for cancellation. The Bank, the Corporation and its Subsidiaries shall forward to the Bank any shares of Senior Preferred Stock surrendered to them for registration of transfer, exchange, replacement, payment (including all shares of Senior Preferred Stock called for redemption and all shares of Senior Preferred Stock accepted for payment or exchange pursuant to an Offer) or cancellation, and the Bank shall cancel all such shares of Senior Preferred Stock and shall return all cancelled shares of Senior Preferred Stock to the Corporation. The Corporation may not issue new shares of Senior Preferred Stock to replace any shares of Senior Preferred Stock that have been cancelled by the Bank or that have been delivered to the Bank for cancellation.

         SECTION 6. Record Date. The record date for purposes of determining the identity of Holders of Senior Preferred Stock entitled to vote or consent to any action by vote or consent authorized or permitted under this Transfer Agency Agreement shall be determined by the Board of Directors of the Corporation.

         SECTION 7. CUSIP and CINS Numbers. A "CUSIP" or "CINS" number will be printed on the Senior Preferred Stock and the Bank shall use CUSIP or CINS numbers, as the case may be, in notices of redemption, purchase or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of such numbers printed in the notice or on the Senior Preferred Stock and that reliance may be placed only on the other identification numbers printed on the Senior Preferred Stock. The Corporation will promptly notify the Bank of any change in the CUSIP or CINS number, as the case may be.

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         SECTION 8. Redemptions, Exchanges and Offers to Purchase.

         (a) Procedures.

          (i) Upon a redemption pursuant to Sections 5, 6 or 7 of the Certificate of Designation, the Bank shall follow the procedures for redemption or exchange set forth in Section 8 of the Certificate of Designation. Upon an Offer pursuant to Section 9 or 11(g) of the Certificate of Designation, the Bank shall follow the procedures for Offer set forth in Sections 9(b) or 11(g)(iv), respectively.

          (ii) The Corporation will also provide the Bank with any additional information that the Bank reasonably requests in connection with any redemption, exchange or Offer.

          (b) Deposit of Redemption Price. Prior to 10:00 A.M. New York Time on any redemption date, the Corporation shall deposit with the Bank money sufficient to pay the redemption or exchange price of, and the amount, if any, of accrued and unpaid dividends or Special Accretion Amount, on all Senior Preferred Stock to be redeemed in immediately available funds as of the date of redemption. After any redemption or exchange date, the Bank shall promptly return to the Corporation any money that the Corporation deposited with the Bank in excess of the amounts necessary to pay the redemption price of, and any accrued and unpaid dividends or Special Accretion Amount on all Senior Preferred Stock to be redeemed.

         SECTION 9. Compliance Certificate. The Corporation shall deliver to the Bank, within 90 days after the end of each fiscal year of the Corporation, an Officers' Certificate stating that (i) a review of the activities of the Corporation and its Subsidiaries during the preceding fiscal year has been made to determine whether the Corporation has kept, observed, performed and fulfilled all of its obligations under this Transfer Agency Agreement, the Certificate of Designation and the Senior Preferred Stock, (ii) such review was supervised by the Officers of the Corporation signing such certificate, and (iii) that to the best knowledge of each Officer signing such certificate, (a) the Corporation has kept, observed, performed and fulfilled each and every covenant contained in the Certificate of Designation and no Early Mandatory Redemption Event or Matured Mandatory Redemption Event shall have occurred and be continuing. If an Early Mandatory Redemption Event or Matured Mandatory Redemption Event shall have occurred, the Corporation shall describe any such Early Mandatory Redemption Event or Matured Mandatory Redemption Event of which each such Officer may have knowledge and what action the Corporation has taken or proposes to take with respect thereto), and (b) no event has occurred and remains in existence by reason of which payments on account of the Liquidation Preference of, or premium, dividends or Special Accretion Amount, if any, on the Senior Preferred Stock are prohibited or if such event has occurred, a description of the event and what action the Corporation is taking or proposes to take with respect thereto. The first compliance certificate to be delivered by the Corporation to the Bank pursuant to this Section 9 shall be for the fiscal year ending on November 30, 1998.

         So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 16 of the Certificate of Designation shall be accompanied by a written statement of the Corporation's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Corporation has incurred any Early Mandatory Redemption Events under
Section 11 of the Certificate of Designation or, if any such Early Mandatory Redemption Event has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         The Corporation will, so long as any of the Senior Preferred Stock is outstanding, deliver to the Bank, promptly after any Officer of the Corporation becomes aware of any Early Mandatory Redemption Event or Matured Mandatory Redemption Event, an Officers' Certificate specifying such Early Mandatory Redemption Event or Matured Mandatory Redemption Event and what action the Corporation is taking or proposes to take with respect thereto.

         SECTION 10. Certificates Relating to Early Mandatory Redemption Events. The Corporation shall, in connection with any proposed Restricted Payment, Affiliate Transaction or Asset Sale, comply with the requirement to deliver an Officers' Certificate and/or Secretary's Certificate, as the case may be, to the Bank as required pursuant to Section 11(d), 11(f) or 11(g), respectively, to the extent applicable.

         SECTION 11. Mandatory Redemption Events. (a) Acceleration.

          (i) If a Matured Mandatory Redemption Event (other than a Matured Mandatory Redemption Event with respect to the Corporation under
         Section 6(b)(vii) of the Certificate of Designation) occurs and is continuing, the Bank by written notice to the Corporation, or the Holders of at least 25% of the aggregate Liquidation Preference of the Senior Preferred Stock then outstanding by written notice to the Corporation and the Bank, may require the Corporation to redeem all outstanding Senior Preferred Stock in accordance with the terms and subject to the conditions of Section 6 of the Certificate of Designation (a "MANDATORY REDEMPTION DEMAND").

          (ii) Notwithstanding anything to the contrary in this Transfer Agency Agreement, if a Matured Mandatory Redemption Event arises under Section
         (b)(vii) of the Certificate of Designation with respect to the Corporation, a Matured Mandatory Redemption Demand shall be deemed to have occurred automatically without notice to the Corporation or declaration or other act on the part of the Bank or any Holders.

          (iii) The Holders of a majority of the aggregate Liquidation Preference of the then outstanding Senior Preferred Stock by notice to the Bank may rescind any declaration of acceleration of such Senior Preferred Stock and its consequences if the rescission would not conflict with any judgment or decree and if all existing Early Mandatory Redemption Events or Matured Mandatory Redemption Events (other than the nonpayment of the Liquidation Preference, premium or dividends on, the Senior Preferred Stock which shall have become due by such declaration) shall have been cured or waived.

          (b) Waiver of Past Mandatory Redemption Events. The Holders of a majority of the aggregate Liquidation Preference of the then outstanding Senior Preferred Stock by notice to the Bank may on behalf of all Holders waive any existing Early Mandatory Redemption Event or Matured Mandatory Redemption Event and its consequences under this Transfer Agency Agreement, except a continuing Early Mandatory Redemption Event or Matured Mandatory Redemption Event in the payment of the Liquidation Preference of and premium or dividends, if any, on any share of Preferred Stock (which may only be waived with the consent of each Holder affected). Upon any such waiver, such Early Mandatory Redemption Event shall cease to exist, and any Matured Mandatory Redemption Event arising therefrom shall be deemed to have been cured for every purpose of this Transfer Agency Agreement; provided that no such waiver shall extend to any subsequent or other Early Mandatory Redemption Event or Matured Mandatory Redemption Event or impair any right consequent thereon.

          (c) Control by Majority of Holders. Subject to Section 12(e), the Holders of a majority of the aggregate Liquidation Preference of the then outstanding Senior Preferred Stock may direct the time, method and place of conducting any proceeding for any remedy available to the Bank or exercising any trust or power conferred on it by this Transfer Agency Agreement. However, the Bank may refuse to follow any direction that conflicts with law or this Transfer

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Agency Agreement, that the Bank determines may be unduly prejudicial to the rights of other Holders, or would involve the Bank in personal liability. The Bank may take any other action deemed proper by the Bank that is not inconsistent with such direction.

         SECTION 12. Duties of Bank. If a Matured Mandatory Redemption Event occurs (and has not been cured) the Bank shall (i) exercise the rights and powers vested in it by this Transfer Agency Agreement, and (ii) use the same degree of care and skill in exercising such rights and powers as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

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